UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2016

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 12, 2016, Duke Energy Corporation (the “Corporation”) announced that Mr. Dhiaa M. Jamil has been appointed as Executive Vice President and Chief Operating Officer, effective May 1, 2016, and that Mr. William E. Currens Jr. has been appointed as Senior Vice President, Chief Accounting Officer and Controller, effective May 16, 2016.  Mr. Brian D. Savoy, currently Senior Vice President, Chief Accounting Officer and Controller, has been appointed as Senior Vice President, Business Transformation and Technology, also effective May 16, 2016.

Mr. Jamil, 59, has served as Executive Vice President and President, Generation and Transmission, since May 2015 and currently oversees nuclear, fossil, hydro, fuels and systems optimization, coal combustion products and transmission operations, as well as construction and project management and environmental health and safety. He will also assume responsibility for the supply chain organization.  Prior to his current position, Mr. Jamil was Executive Vice President and President, Regulated Generation from August 2014 to May 2015, Executive Vice President and President, Duke Energy Nuclear from March 2013 until August 2014, Chief Nuclear Officer from 2008 until March 2013, and Group Executive and Chief Generation Officer from July 2009 until March 2013.

Mr. Currens, 47, has served as Vice President, Investor Relations, since September 2013, and served as General Manager, Investor Relations from April 2008 until September 2013.  Prior to joining the Investor Relations organization, Mr. Currens served in various roles within the Corporate Controller’s organization after joining the Corporation in 2002.  Prior to joining the Corporation, Mr. Currens had over nine years of experience in public accounting with KPMG LLP.

Mr. Currens will participate in the Duke Energy Corporation Executive Severance Plan as a “Tier I” participant upon his appointment to his new role.  The Executive Severance Plan is described in more detail on pages 64-65 of the Duke Energy Corporation Proxy Statement dated March 24, 2016.  In all other respects, Mr. Jamil and Mr. Currens will continue to participate in the compensation and benefit plans in which they were participating prior to the change in responsibilities. Mr. Jamil and Mr. Currens have not entered into, nor were any amendments made to, any material plans, contracts or arrangements in connection with their change in responsibilities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: April 12, 2016	By:	/s/ Julia S. Janson
Executive Vice President, Chief Legal
Officer and Corporate Secretary